SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549


                  ___________________________

                           FORM 8-K

                        CURRENT REPORT

            PURSUANT TO SECTION 13 OR 15 (d) OF THE

                SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported)  April 25,
                             1996

           Equivantage Home Equity Loan Trust 1996-1
    (Exact name of registrant as specified in its charter)

New York                               33-87040
Applied For
(State or other jurisdiction       (Commission
(IRS Employer
of incorporation or           File Number)
Identification
organization)                                     Number)


c/o Equivantage Acceptance Corp.
Attention: John Smith
13111 Northwest Freeway
Houston, Texas                          _______77040_____
(Address of principal executive offices)
(Zip Code)

Registrant's telephone number including area code      (713)
895-1957


           Equivantage Home Equity Loan Trust 1996-1
                           Form 8-K
                             INDEX


                                             Page Number

     Item 5.        Other Events                            3

     Item 7.        Financial Statements and Exhibits
3

SIGNATURES                                        4

INDEX OF EXHIBITS                                 5






ITEM 5. OTHER EVENTS

The Equivantage Home Equity Loan Trust 1996-1 makes monthly remittances to security holders. The latest remittance was made April 25, 1996. We have furnished a monthly remittance statement delivered to the trustee with security holder payment instructions.


Monthly Remittance
Statement.....................................................
 ....Exhibit 21.1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     Exhibits

     21.1 Monthly Remittance Statement dated as of April 25,
1996.





                          SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         Equivantage Home Equity Loan Trust
1996-1
                         (Registrant)

                         By:  Norwest Bank of Minnesota, N.A.


                         Name:     Kris Solie - Johnson

                         Title:    Corporate Trust Officer



                       INDEX OF EXHIBITS


                                        Page of Sequentially
                                        Numbered Pages


21.1 Monthly Remittance Statement dated                6-14
     as of April 25, 1996.




                                                  EquiVantage
Home Equity Loan Trust 1996-01
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services                   Reporting
Month:         March 1996                  Phone:
(410) 884-2085
11000 Broken Land Parkway
Distribution Date:     April 25, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Cover Page

                          Report Name
Report Number

______________________________________________________________
________________

                          Series Structure Summary
1

                          Class Distribution Summary
2

                          Class Distribution Per 1,000 of
Original Balance                                            3

                          Class Principal Distribution
4

                          Class Interest Distribution
5

                          Fund Account Summary
6

                          Loss/Delinquency Detail
7

                          Collateral Summary
8

                          Credit Enhancement Summary
9





















Notes:
**Contact InvestorDirect (SM) at (800) 605-4167 to obtain additional collateral and security information.


EquiVantage Home Equity Loan Trust 1996-01
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services
Reporting   Month:         March 1996
Phone:                           (410) 884-2085
11000 Broken Land Parkway
Distribution Date:     April 25, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Series Structure Summary


Aggregate Realized                             Aggregate
Ending
         Class
Original Principal                     Losses Principal
Aggregate Interest      Undistributed      Principal
Class    Description    Principal Type   Interest Type
Balance Pass Through Rate  Balance Reduction
Shortfall          Principal         Factor
______________________________________________________________
______________________________________________________________
___________________________________________
A        Senior         Pass Through     Variable
75,005,000.00       6.55000000%               0.00
0.00               0.00   0.9529679775
R        Residual       Residual         Residual
0.00       0.00000000%               0.00               0.00
0.00   0.0000000000
SUB.     Subordinate    Support          Accretion
4,579.76    1176.85990221%               0.00
0.00               0.00 104.6605062274
______________________________________________________________
______________________________________________________________
___________________________________________
Totals
75,009,579.76                                 0.00
0.00               0.00   0.9592999105







































Report  1
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                                                 EquiVantage
Home Equity Loan Trust 1996-01
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services                  Reporting
Month:         March 1996                Phone:
(410) 884-2085
11000 Broken Land Parkway
Distribution Date:     April 25, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800

                                                         Class
Distribution Summary

                                                    Beginning
Principal             Ending
                              Pass Through          Principal
Total Interest    Total Principal            Balance
Principal              Total
Class      Record Date                Rate            Balance
Distribution       Distribution          Reduction
Balance       Distribution
______________________________________________________________
______________________________________________________________
________________________________
A          03/29/1996          6.55000000%      73,252,810.23
399,838.26       1,775,447.08               0.00
71,477,363.15       2,175,285.34
R          03/29/1996          0.00000000%               0.00
0.00               0.00               0.00               0.00
0.00
SUB.       03/29/1996       1176.85990221%         241,993.23
0.00               0.00               0.00         479,320.00
0.00
______________________________________________________________
______________________________________________________________
________________________________
Totals                                          73,494,803.46
399,838.26       1,775,447.08               0.00
71,956,683.15       2,175,285.34







































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                                             EquiVantage Home
Equity Loan Trust 1996-01
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services              Reporting
Month:         March 1996             Phone:
(410) 884-2085
11000 Broken Land Parkway                       Distribution
Date:     April 25, 1996             InvestorDirect:
(800) 605-4167
Columbia, MD 21044-7800

                                          Class Distribution
Per 1,000 of Original Balance


Total Other
                                                       Total
Interest       Scheduled       Principal Total Principal
Principal          Ending

Distribution       Principal    Distribution    Distribution
Balance       Principal
Class            Cusip               Original Balance
Factor          Factor          Factor          Factor
Reduction          Factor
______________________________________________________________
______________________________________________________________
_________________________
A                29476YAF6              75,005,000.00
5.33082141      0.87535311     19.63155056     23.67104966
0.00000000    0.9529679775
R                N/A                             0.00
N/A             N/A             N/A             N/A
N/A             N/A
SUB.             N/A                         4,579.76
0.00000000      0.00000000      0.00000000      0.00000000
0.00000000  104.6605062274
______________________________________________________________
______________________________________________________________
_________________________
Totals                                  75,009,579.76
0.9592999105






































Report  3
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EquiVantage Home Equity Loan Trust 1996-01
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services
Reporting   Month:         March 1996
Phone:                           (410) 884-2085
11000 Broken Land Parkway
Distribution Date:     April 25, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Class Principal Distribution

                   Beginning
Principal           Ending          Current
                   Principal        Scheduled      Unscheduled
Other  Total Principal          Balance        Principal
Undistributed
Class                Balance        Principal        Principal
Accretion        Principal     Distribution       Reduction*
Balance        Principal
______________________________________________________________
______________________________________________________________
________________________________________
A              73,252,810.23        65,655.86     1,472,464.45
237,326.77             0.00     1,775,447.08             0.00
71,477,363.15             0.00
R                       0.00             0.00             0.00
0.00             0.00             0.00             0.00
0.00             0.00
SUB.              241,993.23             0.00             0.00
(237,326.77)             0.00             0.00
0.00       479,320.00             0.00
______________________________________________________________
______________________________________________________________
________________________________________
Totals         73,494,803.46        65,655.86     1,472,464.45
0.00             0.00     1,775,447.08             0.00
71,956,683.15             0.00


*Principal Balance Reduction

Realized Losses Principal Balance Reduction
0.00
Negative Amortization Principal Balance Reduction
0.00
Other
0.00


























Notes:
Accretion Amount represents the Subordination Increase Amount.




Report  4
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EquiVantage Home Equity Loan Trust 1996-01
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services
Reporting   Month:         March 1996
Phone:                           (410) 884-2085
11000 Broken Land Parkway
Distribution Date:     April 25, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Class Interest Distribution

                                     Beginning
Negative                            Ending
                                    Principal/
Interest                                       Amortization
Principal/
                                      Notional
Interest       Shortfall/                             Other
Interest   Total Interest         Notional
Class       Pass-Through Rate          Balance
Accrual       (Recovery)        Accretion         Interest
Reduction     Distribution          Balance
______________________________________________________________
______________________________________________________________
_________________________________________
A                 6.55000000%    73,252,810.23
399,838.26             0.00             0.00             0.00
0.00       399,838.26    71,477,363.15
R                 0.00000000%             0.00
0.00             0.00             0.00             0.00
0.00             0.00             0.00
SUB.           1176.85990221%       241,993.23
237,326.77             0.00       237,326.77             0.00
0.00             0.00       479,320.00
______________________________________________________________
______________________________________________________________
_________________________________________
Totals
637,165.03             0.00       237,326.77             0.00
0.00       399,838.26






































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EquiVantage Home Equity Loan Trust 1996-01
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services
Reporting   Month:         March 1996
Phone:                           (410) 884-2085
11000 Broken Land Parkway
Distribution Date:     April 25, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Fund Account Summary

______________________________________________________________
______________________________________________________________
__________________________________________________

Proceeds Account
   Beginning Balance
0.00

   DEPOSITS:
WITHDRAWALS:
    Interest Net of Servicing Fee                 649,377.09
Interest Payments                                399,838.26
    Scheduled Principal                            65,655.86
Scheduled Principal Payment                       65,655.86
    Other Principal                             1,472,464.45
Other Principal Payments                       1,709,791.22
    Negative Amortization                               0.00
Reserve Fund 1                                         0.00
    Deposits from Reserve Fund                          0.00
Fees and Expenses                                 12,212.06
    Gain/Loss Adjustment                                0.00
Other Withdrawals                                      0.00
    Other Deposits                                      0.00

   Total Deposit
2,187,497.40                Total Withdrawals
2,187,497.40


Ending Balance
0.00
______________________________________________________________
______________________________________________________________
__________________________________________________






























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EquiVantage Home Equity Loan Trust 1996-01
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services
Reporting   Month:         March 1996
Phone:                           (410) 884-2085
11000 Broken Land Parkway
Distribution Date:     April 25, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Loss/Delinquency Detail

                  Current         Current         Current
Current           Total       Aggregate       Aggregate
Aggregate       Aggregate           Total
                    Fraud      Bankruptcy  Special Hazard
Credit         Current           Fraud      Bankruptcy
Special Hazard          Credit       Aggregate
Pool #             Losses          Losses          Losses
Losses          Losses          Losses          Losses
Losses          Losses          Losses
______________________________________________________________
______________________________________________________________
_____________________________________________

X                    0.00            0.00            0.00
0.00            0.00            0.00            0.00
0.00            0.00            0.00
______________________________________________________________
______________________________________________________________
_____________________________________________
Totals               0.00            0.00            0.00
0.00            0.00            0.00            0.00
0.00            0.00            0.00





______________________________________________________________
______________________________________________________________
____________________________________
             30  Days  Delinquent    60  Days  Delinquent
90  Days  Delinquent             Foreclosures            REO's
Totals
               Number       Balance    Number       Balance
Number       Balance    Number       Balance    Number
Balance    Number            Balance
X                  10    466,054.64         1     47,250.00
2    154,565.41         1     85,090.00         0
0.00        14         752,960.05
______________________________________________________________
______________________________________________________________
____________________________________
Totals             10    466,054.64         1     47,250.00
2    154,565.41         1     85,090.00         0
0.00        14         752,960.05





























Report  7
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                                              EquiVantage Home
Equity Loan Trust 1996-01
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services               Reporting
Month:         March 1996              Phone:
(410) 884-2085
11000 Broken Land Parkway                        Distribution
Date:     April 25, 1996              InvestorDirect:
(800) 605-4167
Columbia, MD 21044-7800


Collateral Summary


Total|              Pool X

______________________________________________________________
___________________________________________
Monthly P&I Constant
743,169.84|          743,169.84

|
Positive Amortization
65,655.86|           65,655.86
Negative Amortization
0.00|                0.00
Regular Curtailments
85,933.66|           85,933.66
Regular Curtailment Interest
0.00|                0.00
Prepaid Curtailments
1,386,530.79|        1,386,530.79
Prepaid Curtailment Interest
0.00|                0.00
Liquidations
0.00|                0.00
Principal Adjustments
0.00|                0.00
   Total Principal Trust Distribution
1,538,120.31|        1,538,120.31

|
Scheduled Interest
677,513.98|          677,513.98
Servicing Fee
28,136.89|           28,136.89
Master Servicing Fee
2,650.10|            2,650.10
Spread
0.00|                0.00
     Total Pass-Through Interest
637,165.03|          637,165.03

|
Beginning Balance
73,494,803.46|       73,494,803.46
Ending Balance
71,956,683.15|       71,956,683.15
Gross P&I Distribution
2,187,497.40|        2,187,497.40
Realized Losses/(Gains)
0.00|                0.00
Net P&I Trust Distribution
2,187,497.40|        2,187,497.40

|
Beginning Loan Count
1271|                1271
Number of Loan Payoffs
22|                  22
Ending Loan Count
1249|                1249

|
Weighted Average Maturity
246.0000000000|      246.0000000000
Weighted Average Gross Rate
11.062234848%|       11.062234848%
Weighted Average Net Rate
10.602824568%|       10.602824568%
Weighted Average Pass-Through Rate
10.403429892%|       10.403429892%
Weighted Average Margin
0.000000000%|        0.000000000%

|
Advances on Delinquencies
|
  Current Period Principal
0.00|                0.00
  Current Period Interest
585,655.69|          585,655.69

|

|







Report  8
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EquiVantage Home Equity Loan Trust 1996-01
Norwest Bank Minnesota, N.A.
Contact:                             Reid Denny
Securities Administration Services
Reporting   Month:         March 1996
Phone:                           (410) 884-2085
11000 Broken Land Parkway
Distribution Date:     April 25, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Credit Enhancement Summary

                                                       Initial
Current         Current                           Current
Current            Current
                                                      Coverage
Period          Period      Cumulative          Coverage
Coverage               Pool
Type/Purpose                                            Amount
Losses       Additions          Losses        Percentage
Amount            Balance
______________________________________________________________
______________________________________________________________
_______________________________________
Subordination                                         4,579.76
0.00            0.00            0.00       0.66612298%
479,320.00      71,956,683.15





                             Principal
                          Distribution
Scheduled   Unscheduled
                                Amount    Percentage
Payment       Payment

___________________________________________________________
Senior                    1,538,120.31 100.00000000%
100.00000000% 100.00000000%
Subordinate                       0.00   0.00000000%
0.00000000%   0.00000000%
































Report  9
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